UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 31, 2006
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Corporate Woods, Rochester, New York 14623
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 31, 2006, the Company entered into a trademark assignment agreement (“the Assignment”) with Taylor Nelson Sofres Plc (“TNS”), pursuant to which the Company has exclusive and full ownership of certain trade marks, service marks, tradenames and other intellectual property rights (collectively, the “Assigned Rights”) in a territory consisting of Europe and some of the former Soviet republics. The Assigned Rights include, among others, rights to the names Harris, Harris Online, Harris Interactive, Harris Poll Interactive, Louis Harris, Harris Poll, Harris Survey and HPOL.
The Assignment was the result of the Company’s satisfaction of the terms of an exclusive license agreement entered into with TNS on December 31, 2004. The exclusive license agreement was filed as Exhibit 10.10 to Form 10-Q filed on February 9, 2005 and is incorporated herein by reference. The Assignment is attached to this Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 2, 2006, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended December 31, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of Item 2.02 of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

Exhibit 10.1	Trade Mark Assignment Agreement by and between the Company and Taylor Nelson Sofres Plc, dated as of January 31, 2006

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on February 2, 2006 announcing the Company’s earnings for the fiscal quarter ended December 31, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

By:	/s/ Frank J. Connolly, Jr.

Name:	Frank J. Connolly, Jr.
Title:	Chief Financial Officer and Corporate Secretary
(Principal Financial Officer)
Dated:   February 2, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Trade Mark Assignment Agreement by and between the Company and Taylor Nelson Sofres Plc, dated as of January 31, 2006

99.1	Press Release issued by Harris Interactive Inc. on February 2, 2006 announcing the Company’s earnings for the fiscal quarter ended December 31, 2005.